EXHIBIT 99.1

                          Grand Court Lifestyles, Inc.
                           Case Number: 00-32578(NLW)
                         Reporting Period: January 2002

                            MONTHLY OPERATING REPORT

--------------------------------------------------------------------------------
REQUIRED DOCUMENTS                           Form         Document   Explanation
                                              No          Attached    Attached
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Schedule of Cash Receipts & Disbursements    MOR-1           X
--------------------------------------------------------------------------------
  Bank Reconciliation                        MOR-1 (CONT)    X
--------------------------------------------------------------------------------
  Copies of bank statements                                  X
--------------------------------------------------------------------------------
  Cash disbursement journals (attached to
    bank reconciliations)                                    X
--------------------------------------------------------------------------------
Statement of Operations                      MOR-2           X
--------------------------------------------------------------------------------
Balance Sheet                                MOR-3           X
--------------------------------------------------------------------------------
Status of Post Petition Taxes                MOR-4
--------------------------------------------------------------------------------
  Copies of IRS Form 6123 or payment receipt                 X
--------------------------------------------------------------------------------
  Copies of tax returns filed during
    reporting period                                         X
--------------------------------------------------------------------------------
Summary of Unpaid Post Petition Debts        MOR-4
--------------------------------------------------------------------------------
  Listing of aged accounts payable                           X
--------------------------------------------------------------------------------
Accounts Receivable Reconciliation & Aging   MOR-5           N/A
--------------------------------------------------------------------------------
Debtor Questionairre                         MOR-5           X
--------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached document are true and correct to the best of my knowledge and belief.


/s/ Catherine V. Merlino CFO                              2/15/02
----------------------------------------                  -------
Signature of Debtor                                         Date


/s/ Catherine V. Merlino CFO                              2/15/02
----------------------------------------                  -------
Signature of Authorized Individual                          Date

Catherine V. Merlino CFO                                  2/15/02
----------------------------------------                  -------
Printed Name of Authorized Individual                       Date

                           Grand Court Lifestyles, Inc.
                  Schedule of Cash Receipts and Disbursements
                         January 1, 2002 - January 31,2002

                                      ---------------------------------------------------------------------------------------------
                                                                Bank Accounts
                                      ----------------------------------------------------------------                   Cumulative
                                                                                        Real               Current         filing
                                         (1)        Payroll    Payroll   Multi-family  Estate   Rental     Period          to date
                                      Operating      Boca      Fort Lee  Sales-Escrow   Tax     Agency     Actual          Actual
                                      ---------------------------------------------------------------------------------------------
Cash 1/1/02                            5,898,569      6,118       6,754    4,972,342   95,333   28,292    11,007,409      2,998,777
                                      ==========    =======    ========    =========   ======   ======   ===========    ===========

Cash Receipts

Transfer to/from DIP accounts                                                                                      0              0
Transfers (from DIP accounts)            173,000     57,000     360,000                                      590,000     17,742,930
Management fees                                                                                                    0      1,050,516
Bookkeeping fees                                                                                                   0        686,500
General Partner fees                                                                                               0      1,259,798
Sterling National Bank     (2)                                                                                     0         (5,981)
Vendor refunds & expense reim-
  bursments                                8,747                                                               8,747        450,282
Caton                                     26,752                                                              26,752        269,341
Notes, loans & other receivables          68,050                                                              68,050      4,176,880
Sub-lease                                                                                                          0          7,300
Interest income                                                                                                    0        434,185
Construction funding reimbursements                                                                                0         73,376
Return of earnest money                                                                                            0         23,739
Lucinai Contribution                                                                                               0        261,557
Sale of Grand Court Assets                                                   300,000                         300,000     10,834,144
Multi-family Sales                                                                                                 0      4,740,983
Transition service fee                                                                                             0        515,000
Interest income-Bankruptcy                 4,664                               4,212       81       24         8,981        240,963
                                      ---------------------------------------------------------------------------------------------
Total Receipts                           281,213     57,000     360,000      304,212       81       24     1,002,530     42,761,513

Cash Disbursements

Net Payroll and related taxes
  and expenses                                      (57,501)   (359,689)                                    (417,190)    (7,211,086)
Insurance                                (15,097)                                                            (15,097)      (969,034)
Administrative                           (97,673)                  (597)                                     (98,270)    (3,440,947)
Taxes                                                                                                              0       (373,229)
Other (see attached schedule)            (15,942)                                                            (15,942)    (1,741,976)
Transfers (to DIP accounts)             (590,000)                                                           (590,000)   (17,742,930)
Restructuring Costs                      (37,740)                                                            (37,740)    (3,396,138)
US Trustee Quarterly Fees                                                                                          0        (49,250)
                                      ---------------------------------------------------------------------------------------------
Total Cash Disbursements                (756,452)   (57,501)   (360,236)           0        0        0    (1,174,239)   (34,924,590)
                                      ---------------------------------------------------------------------------------------------
Net Cash Flow                           (475,239)      (501)       (286)     304,212       81       24      (171,709)     7,836,923
                                      ---------------------------------------------------------------------------------------------
Cash January 31, 2002                  5,423,330      5,617       6,468    5,276,554   95,414   28,316    10,835,700     10,835,700
                                      =============================================================================================

Calculating Trustee Quarterly Fees from Current Month Actual

                                                                       Total
                                                                   Disbursements
                                                                   ------------

Total Disbursements                                                   1,174,239
Less: Transfers to Debtor in Possession accounts                       (590,000)
Plus: Estate Disbursements made by outside sources                            0
                                                                   ------------
                                                                        584,239
                                                                   ============

(1) Represents the post-petition money market account and DDA account. The post-petition cash is kept in an investment account and transferred to the DDA account as needed

(2) Amount represents the book balances of a Sterling National Bank setoff; debtor has been unable to ascertain the details of the setoff.

S:\SHARED\BANKRUPT/SCHEDULE\CRCD.WK4

Case Number: 00-32578(NLW)

Schedule of Cash Receipts and Cash Disbursements
Supplementary Schedule
January 1, 2002-January 31, 2002

Disbursements-Other

Property Funding-operations          15,942 (1)
                                     ------
                                     15,942
                                     ======

(1) Amount represents total advanced by debtor to two senior living properties to pay operating expenses, legal fees and insurance.

CHASE MANHATTAN BANK
BUSINESS CHECKING ACCT.
A/C 312-8380029-66
January 31, 2002

Beginning Balance @1/01/02                                             13,426.89

Add:  Cash Receipts                                                   329,000.00
Less: Cash Disbursements                                            (322,450,40)
                                                                    ------------
Book Balance @1/31/02                                                 19,976.49

Less: Deposits and transit
Add:  Outstanding Checks                                               24,504.64
                                                                    ------------

Bank Balance @1/31/02                                                  44,481,13
                                                                    ============

CHASE CHECKING ACCOUNT
CASH RECEIPTS
January 31, 2002

Deposit                                                                Deposit
 Date                     Description                                  Amount
-------------------------------------------------------------------------------

01/02/02     Transfer from Chase money market acct.                   87,000.00
01/15/02     Transfer from Chase money market acct.                  102,000.00
01/23/02     Transfer from Chase money market acct.                   20,000.00
01/29/02     Transfer from Chase money market acct.                  120,000.00
                                                                     ----------
                                                                     329,000.00
                                                                     ==========

CHASE MANHATTAN BANK
MONEY MARKET
A/C 312-8380029-65
January 31, 2002

Beginning Balance @1/01/02                                         5,885,142.86

Add:  Cash Receipts                                                  108,211.99
Less: Cash Disbursements                                            (590,000.00)
                                                                   ------------

Book Balance @1/31/02                                              5,403,354.85

Less: Deposits in Transit-
Add:  Outstanding Checks-
                                                                   ------------

Bank Balance @1/31/02                                              5,403,354.85
                                                                   ============

CHASE
MONEY MARKET ACCT.
ACCT. 312-8380029-65
RECONCILIATION-Cash Receipts
January 31, 2002

                                                                         GCL
                                                                      ----------

Cashflow                                                 01/02/02       2,379.69
Expense reimbursements                                   01/02/02       3,564.39
Caton                                                    01/03/02      26,752.03
COBRA receipts                                           01/03/02       1,270.13
Tax refund                                               01/03/02          24.11
COBRA receipts                                           01/08/02         418.41
Cashflow                                                 01/14/02       2,262.48
COBRA receipts                                           01/15/02       3,469.90
Cashflow                                                 01/22/02       7,114.33
Loan receivable                                          01/28/02      30,000.00
Batchelor receivable                                     01/28/02      26,293.00
Interest Income                                          01/31/02       4,663.52
                                                                      ----------
                                                                      108,211.99
                                                                      ==========

GRAND COURT LIFESTYLES, INC.
CHASE MONEY MARKET ACCT.
CASH DISBURSEMENTS
January 31, 2002

                Vendor                                                   Check
Check No          Name                      Reference                     Date       Amount
---------------------------------------------------------------------------------------------
Debit      Grand Court     Transfer to Chase Business Checking Acct.    01/02/02    87,000.00
Debit      Grand Court     Transfer to Fleet Payroll Acct.              01/02/02   242,000.00
Debit      Grand Court     Transfer to Bank Atlantic Payroll Acct.      01/02/02    19,000.00
Debit      Grand Court     Transfer to Chase Business Checking Acct.    01/15/02   102,000.00
Debit      Grand Court     Transfer to Chase Business Checking Acct.    01/23/02    20,000.00
Debit      Grand Court     Transfer to Chase Business Checking Acct.    01/29/02   120,000.00
                                                                                  ----------

                                                                                   590,000.00
                                                                                   ==========

CHASE MANHATTAN BANK
MULTI FAMILY MONEY MARKET
A/C 312-8380029-67
January 31, 2002

Beginning Balance @1/01/02                                          4,972,342.40

Add: Cash Receipts-sales proceeds                                     300,000.00
Add: Cash Receipts-interest income                                      4,211.92

                                                                    ------------

Book Balance @1/31/02                                               5,276,554.32

Less: Deposits in Transit                                                   0.00
Add:  Outstanding Checks                                                    0.00
                                                                    ------------

Bank Balance @1/31/02                                               5,276,554.32
                                                                    ============

CHASE MANHATTAN BANK
REAL ESTATE ESCROW ACCOUNT
A/C 312-8396952-65
January 31, 2002

Beginning Balance @1/01/02                                             95,333.67

Add:  Cash Receipts-Interest Income                                        80.61
Less: Cash Disbursements                                                    0.00
                                                                       ---------

Book Balance @1/31/02                                                  95,414.28

Less: Deposits in Transit                                                   0.00
Add:  Outstanding Checks                                                    0.00
                                                                       ---------

Bank Balance @1/31/02                                                  95,414.28
                                                                       =========

CHASE MANHATTAN BANK
RENTAL AGENCY ESCROW ACCT.
A/C 312-8396952-65
January 31, 2002

Beginning Balance @1/01/02                                             28,291.43

Add:  Cash Receipts                                                        23.92
Less: Cash Disbursements                                                    0.00
                                                                       ---------

Book Balance @1/31/02                                                  28,315.35

Less: Deposits in Transit                                                   0.00
Add:  Outstanding Checks                                                    0.00
                                                                       ---------

Bank Balance @1/31/02                                                  28,315.35
                                                                       =========

GRAND COURT LIFESTYLES, INC.
PAYROLL BANK RECONCILIATION
S:\USERS\CM\02GCLPR.WK4
                                                                       Jan 02

BOOK BAL BEGINNING                                                     6,755.98
CR - PER G/L                                         WT fm Chase     242,000.00
                                                     WT fm Chase      50,000.00
                                                     WT fm Chase      68,000.00
CD-PAYROLL-per ADP sheets                               1/3/02      (126,134.88)
                                                        1/17/02      (24,256.71)
                                                        1/31/02      (41,762.35)
Payroll taxes                                           1/3/02      (114,419.30)
Payroll taxes                                           1/17/02      (24,652.17)
Payroll taxes                                           1/31/02      (24,525.79)

Garnishments                                         ck#1331          (1,311.50)
Garnishments                                         ck#1336          (1,311.50)
Garnishments                                         ck#1342          (1,311.50)
safety deposit box
Other-ADP charges                                                       (190.27)
Other-ADP charges                                                        (93.09)
Other-ADP charges                                                        (34.00)
Other-ADP charges                                                        (89.76)
Other-ADP charges                                                       (190.27)

CD-S/C

BOOK BAL ENDING                                                        6,469.89
                                                                  =============

DIT:

O/S:                                                 ck#3575           2,720.37
                                                     ck#3576           1,751.07
                                                     ck#3579           6,759.19
                                                     ck#3580           5,737.37
                                                     ck#3581           2,255.96
                                                     ck#3582           1,213.78
                                                     ck#1342           1,311.50
                                                     ADP charge          190.27

Total Outstanding Checks                                              21,939.51

BANK BALANCE                                                          28,409.40
                                                                  =============



Per Bank Statement                                                    28,409.40
                                                                          (0.00)

GRAND COURT LIFESTYLES, INC.
PAYROLL BANK RECONCILIATION
S:\USERS\CM\02GCLPR.WK4
Bank Atlantic-Boca Payroll

                                                                        2002
                                                                       January

BOOK BAL BEGINNING                                                     6,117.65

CR - PER G/L
                                                     WT fm Chase      19,000.00
                                                     WT fm Chase      19,000.00
                                                     WT fm Chase      19,000.00
CD-PAYROLL-per ADP                                   1/3/02          (18,917.75)
                                                     1/17/02         (19,205.17)
                                                     1/31/02         (19.378.51)
CD-S/C

BOOK BAL ENDING                                                        5,616.22
                                                                      =========

DIT:

O/S:                                                 ck#3585           1,849.79
                                                     ck#3586           5,875.92
                                                     ck#3587           1,253.34
                                                     ck#3588           1,068.33
                                                     ck#3589           3,419.04
                                                     ck#3590           4,810.56
                                                                      18,276.98

BANK BALANCE                                                          23,893.20
                                                                      =========

Per Bank Statement                                                    23,893.20

                                                                          (0.00)
s:\SHARED\BANKRUPT\ScHEDULE\OPREPOO1.WK4

                                                                      Form MOR-2

                          Grand Court Lifestyles, Inc.
                                Income Statement
                       January 1, 2002- January 31, 2002

                                                              Cumulative Filing
                                                   1/3l/02        to Date
                                                 ------------------------------

Revenues:

Management Fee Income                                       0         2,279,074
General Partner Fees                                        0           304,645
Interest Income                                        52,633        11,076,940
Deferred Profit Earned                                 43,253         1,058,852
Loss from Wholly-Owned Subsidiaries                (1,008,096)       (3,291,473)
Loss from Joint Ventures                             (161,303)       (1,345,158)
Other Income                                                0           515,000
                                                 ------------------------------

Total Revenues                                     (1,073,513)       10,597,880

Administrative Expenses:

Travel                                                  3,947            89,673
Telephone                                                 203           306,790
Federal Express                                         1,458            70,605
Postage                                                     0            41,872
Office Supplies & Expense                               5,691           279,683
Outside Storage                                         1,631            36,325
Miscellaneous                                               0            42,246
ADP                                                     2,227            16,157
Legal & Accounting                                    164,446           297,855
Licenses & Filing Fees                                  1,823            51,207
Recruitment                                                 0             8,855
Printing                                                    0             8,765
Caton Expenses                                         41,723           381,645
Rent                                                   24,447         1,093,528
computer Equipment Maintenance                          1,511           184,941
Insurance                                               9,268           807,082
Equipment Leases                                        3,571           150,939
Office Salaries and expenses                          408,823         7,109,351
Director's Fees                                             0             9,500
Interest                                                    0            25,874
Corporate Taxes                                           952           291,549
Amortization                                          285,380           757,925
                                                 ------------------------------

Total AdmInIstratIve Expenses                         957,101        12,062,367
                                                 ------------------------------

Extraordinary Expenses:

Net loss due to loss of properties (1)              1,573,396        26,980,826
                                                 ------------------------------

Total Expenses                                      2,530,497        39,043,193
                                                 ------------------------------

Net Income (Loss) Before Reorganization Expenses   (3,604,010)      (28,445,313)
                                                 ------------------------------

Restructuring Expenses:
Administrative fees                                    (7,198)         (373,687)
Professional fees                                    (715,948)       (4,145,515)
US Trustee Quarterly Fees                              (5,000)          (54,250)
Interest Earned on Accumulated Cash
   from Chapter 11                                      8,981           240,964
                                                 ------------------------------

Total Reorganization Expenses                        (719,165)       (4,332,488)
                                                 ------------------------------

Net Income(Loss)                                   (4,323,175)      (32,777,801)
                                                 ==============================

Note (1):

(a) Net loss due to loss of properties for the month of January represents:

(i) reduction of loans payable due to the collection of
investor notes which were sold as part of the sale of the
general partner interests pursuant to section 363 of the
bankruptcy code and the application of the investor note
payments to the Debtor's liability.                                  (2,569,100)

as offset by:

(ii) the write off of the investments and related
receivables due to the foreclosure of the underlying
properties.                                                           4,142,496
                                                                     ----------

                                                                      1,573,396
                                                                     ==========

(b) A final analysis of all of the details of the sale of the general partner interests and related assets and its effect on the balance sheet and income statement of the debtor has not yet been completed.

(c) The fiscal year end of the debtor is January 31, 2002. Certain financial information needed in order to finalize the debtor's fiscal year end is not yet available. This information will be reported in the monthly operating report in which the information becomes available.

S:\SHARED\BANKRUPT\SCHEDULE\OPREPOO1.WK4

                                                                      Form MOR-3

                          Grand Court Lifestyles, Inc.
                                 Balance Sheet
                                January 31, 2002

                                                  Book Value        Book Value
                                                   at end of       on Petition
                                                     Month             Date
                                              ---------------------------------

Assets:

Cash                                               10,835,700         2,998,777
Notes & Receivables                               170,866,530       227,986,234
Investments                                         3,925,692        16,099,729
Construction in Progress                                   (0)          739,486
Furniture & Equipment-net                              49,313         4,658,158
Other Assets                                       16,663,395        18,526,143
                                              ---------------------------------

Total Assets                                      202,340,630       271,008,527
                                              =================================

Liabilities Not Subject to Compromise:

Accounts Payable                                      278,067           549,781
Professional Fees                                   1,594,085                --
                                              ---------------------------------

Total Post-Petition Liabilities                     1,872,152           549,781
                                              ---------------------------------

Deferred Income                                    43,542,137        67,403,696
Deferred Rent Obligations                                  --         2,741,705

Liabilities Subject to Compromise:

Secured Debt                                       91,431,109       106,385,512
Priority Debt                                         217,279           486,635
Unsecured Debt                                     88,414,880        84,197,250
                                              ---------------------------------

Total Pre-Petition Liabilities                    180,063,268       191,069,397
                                              ---------------------------------

Stockholders' Equity:

Common Stock                                          178,000           178,000
Treasury Stock                                     (1,579,817)       (1,579,817)
Paid-in-Capital                                    75,350,594        75,053,000
Accumulated Deficit                               (57,091,480)      (57,190,813)
Net (loss) for period                             (39,994,224)       (7,216,422)
                                              ---------------------------------

Total Stockholders' Equity                        (23,136,927)        9,243,948
                                              ---------------------------------

Total Liabilities & Stockholders' Equity          202,340,630       271,008,527
                                              =================================

S:\SHARED\BANKRUPT\SCHEDULE\USTRUSTWK4

Case Number: 0O-32578(NLW)
Reporting Period: Month of January 2002
Status of Postpetition Taxes
Fort Lee & Boca office

                       Beginning     Amount                                               Ending
                          Tax       Withheld     Amount      Date          Check No        Tax
                       Liability   or Accrued     Paid       Paid           or EFT      Liability
                    -----------------------------------------------------------------------------
Federal

Withholding               (0)        82,833      82,833   1/4,1/18,1/31   see attached        (0)
FICA-Employee             (0)        26,174      26,174   1/4,1/18,1/31   see attached        (0)
FICA-Employer             (0)        26,174      26,174   1/4,1/18,1/31   see attached        (0)
Unemployment               0            835         835   1/4,1/18,1/31                        0
Income                     0                                                                   0
Other:                     0                                                                   0
                    -----------------------------------------------------------------------------
  Total Federal Taxes      0        136,016     136,016               0              0         0
                    -----------------------------------------------------------------------------

State & Local

Withholding                0         20,596      20,596   1/4,1/18,1/31   see attached         0
Sales
Excise
Unemployment               0          6,988       6,988   1/4,1/18,1/31   see attached         0
Real Property
Personal Property
Other
                    -----------------------------------------------------------------------------
  Total State & Local      0         27,584      27,584               0              0         0
                    -----------------------------------------------------------------------------

Total Taxes               (0)       163,600     163,600               0              0         0
                    =============================================================================

S:\SHARED\BANKRUPT\SCHEDULE\CRCD.WK4

Case Number:00-32578(NLW)                                             Form MOR-4

                          Grand Court Lifestyles, Inc.
                         Summary of Post Petition Debts
                       Reporting period: January 31, 2002

                                                   Number of Days Past Due
                            Current    0-30    31-60   61-90   Over 90    Total
                            ----------------------------------------------------

Accounts Payable                      12,408     12      0      18,970    31,389
Accrued expenses                                                19,805    19,805
Taxes Payable                24,014                                       24,014
Other                       197,045                              5,814   202,859
                            ----------------------------------------------------

Total Post Petition Debts   221,059   12,408     12      0      44,589   278,067
                            ====================================================

S:\SHARED\BANKRUPT\SCHEDULE\USTRUST.WK4

                                                                       For MOR-5

                          Grand Court Lifestyles, Inc.
                           Case Number 00-32578(NLW)
                        Reporting Period - January 2002


Debtor Questionairre
                                                                  Yes         No
--------------------------------------------------------------------------------

1.    Have any assets been sold or transferred outside the
      normal course of business this reporting period? If
      yes, provide an explanation below.                            X

--------------------------------------------------------------------------------
2.    Have any funds been disbursed from any account other
      than a debtor in possession account this reporting
      period? If yes, provide an explanation below.                           X

--------------------------------------------------------------------------------
3.    Have all postpetition tax returns been timely filed?
      If no, provide an explanation below.                          X

--------------------------------------------------------------------------------
4.    Are workers compensation, general liability and other
      necessary insurance coverages in effect? If no,
      provide an explanation below.                                 X

--------------------------------------------------------------------------------

Explanation to item 1.:

(a) The debtor sold its interest and all related notes and receivables in a multi-family owning partnership.

(b) The underlying mortgages relating to three senior living properties in which the debtor had a 50% joint venture interest were foreclosed.